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                                                                    EXHIBIT 11.1


                      DM MANAGEMENT COMPANY AND SUBSIDIARY

                          QUARTERLY REPORT ON FORM 10-Q

                      FOR THE QUARTER ENDED MARCH 29, 1997

                        COMPUTATION OF PER SHARE EARNINGS


                                                                              THREE MONTHS ENDED
                                                                           -----------------------
                                                                           MARCH 29,      MARCH 30,
                                                                              1997          1996
                                                                           ----------    ---------
PRIMARY:
Weighted-average shares of  common stock outstanding during the period ... 4,509,925     4,287,436
Assumed exercise of options ..............................................   452,134       215,798
                                                                           ---------     ---------
Weighted-average common and common equivalent shares outstanding ......... 4,962,059     4,503,234
                                                                           =========     =========

                                                                              THREE MONTHS ENDED
                                                                           -----------------------
                                                                           MARCH 29,      MARCH 30,
                                                                              1997          1996
                                                                           ----------    ---------
FULLY DILUTED:
Weighted-average shares of  common stock outstanding during the period ... 4,509,925     4,287,436
Assumed exercise of options ..............................................   576,330       265,554
                                                                           ---------     ---------
Weighted-average common and common equivalent shares outstanding ......... 5,086,255     4,552,990
                                                                           =========     =========

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